Exhibit 10.9c

AGREEMENT

This AGREEMENT (this “Agreement”), dated as of January 31, 2006, is entered into by and among MISCOR GROUP, LTD. (formally known as Magnetech Integrated Services Corp.), an Indiana corporation (the "Company"), each subsidiary of the Company set forth on Schedule A hereto (the Company and each such subsidiary of the Company, collectively, the “Credit Parties” and each, a “Credit Party”) and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending the terms of (x) that certain Security and Purchase Agreement, dated as of August 24, 2005 (as amended, modified or supplemented from time to time, the “Security Agreement”) by and among the Credit Parties and Laurus and (y) the Ancillary Agreements referred to in, and defined in, the Security Agreement (as amended, modified or supplemented from time to time, the “Ancillary Agreements” and each, an “Ancillary Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Security Agreement.

WHEREAS, each Credit Party and Laurus have agreed to make certain modifications to the Security Agreement and the Ancillary Agreements as set forth herein;

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. In the definition of “Effectiveness Date” in Section 1 of the Registration Rights Agreement (as defined in the Security Agreement), clause (i) thereof is hereby amended in its entirety to read as follows:

“(i) with respect to the Registration Statement required to be filed in connection with the Grant Shares issued on the initial funding date under the Security Agreement and the shares of Common Stock issuable upon conversion of the Term Note issued on such initial funding date, the Minimum Borrowing Note issued on such initial funding date and the Warrants issued on such initial funding date, a date no later than May 15, 2006, and”.

2. Section 19(r) of the Security Agreement is hereby amended in its entirety to read as follows:

“(r) The Parent’s failure to cause the Common Stock to be quoted or listed, as applicable, on a Principal Market on or before July 15, 2006.”

3. Each agreement set forth herein shall be effective as of the date hereof following the execution and delivery of same by each Credit Party and Laurus.

4. Except as specifically set forth in this Agreement, there are no other amendments, modifications or supplementations to the Security Agreement or any Ancillary Agreement, and all of the other forms, terms and provisions of the Security Agreement and the Ancillary Agreements remain in full force and effect.

5. Each Credit Party hereby represents and warrants to Laurus that as of the date of the Security Agreement all representations and warranties made by such Credit Party in connection with the Security Agreement and the Ancillary Agreements were true, correct and complete as of that date (except that the Common Stock of the Company was no par value rather than $0.01 per share), and all of such Credit Parties’ covenant requirements under the Security Agreement and Ancillary Agreements that are required to have been met on or before the date of this Agreement have been met or waived in writing by Laurus.

6. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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Each Credit Party and Laurus have caused this Agreement to be signed in their respective names effective as of January 31, 2006.

MISCOR GROUP, LTD. (formally known as MAGNETECH INTEGRATED SERVICES CORP.)

By:	/s/ John A. Martell
Name:	John A. Martell
Title:	President

MAGNETECH INDUSTRIAL SERVICES, INC.

By:	/s/ John A. Martell
Name:	John A. Martell
Title:	President

MARTELL ELECTRIC, LLC

By:	/s/ John A. Martell
Name:	John A. Martell
Title:	President

HK ENGINE COMPONENTS, LLC

By:	/s/ John A. Martell
Name:	John A. Martell
Title:	President

HK MACHINED PARTS, LLC

By:	/s/ John A. Martell
Name:	John A. Martell
Title:	President

HK WESTON PROPERTIES, LLC

By:	/s/ John A. Martell
Name:	John A. Martell
Title:	President

HK CAST PRODUCTS, LLC

By:	/s/ John A. Martell
Name:	John A. Martell
Title:	President

LAURUS MASTER FUND, LTD.

By:	/s/ David Grin
Name:	David Grin
Title:	Director

Schedule A

Subsidiaries of Company

Magnetech Industrial Services, Inc., an Indiana corporation
Martell Electric, LLC, an Indiana limited liability company
HK Engine Components, LLC, an Indiana limited liability company
HK Machined Parts, LLC, an Indiana limited liability company
HK Weston Properties, LLC, an Indiana limited liability company
HK Cast Products, LLC, an Indiana limited liability company

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